UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02633

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

     William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800
Date of fiscal year end: December 31
Date of reporting period: Year ended December 31, 2010

Item 1. Report to Stockholders.

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

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TABLE
OFCONTENTS

4	President’s Letter
7	Portfolio Management Discussion
11	Shareholder Expense Example
13	Report of Independent Registered Public Accounting Firm
14	Statement of Net Assets
17	Statement of Operations
18	Statements of Changes in Net Assets
20	Notes to Financial Statements
26	Financial Highlights
30	Explanation of Financial Tables
32	Proxy Voting and Availability of Quarterly Portfolio Holdings
32	Basis for Board’s Approvalof Investment Advisory Contract
36	Trustee and Officer Information Table

Dear Shareholder:

The financial markets ended the year with a resurgence of strength and increased investor confidence, although the course of the year was uneven with high levels of market volatility. During the 12-month reporting period, the U.S. markets seemed to try to strike a balance between concerns about a double-dip recession, European sovereign debt, and a high jobless rate on the negative side, and corporate strength, a deleveraging consumer, and fiscal stimulus on the positive side.

After a strong start to 2010, investor worries about the European debt crisis and a double dip in the U.S. economy grew during the spring and summer months. The devastating April 20 Gulf of Mexico oil spill—followed by the May 6 “flash crash” in the stock market—also contributed to investor pessimism and an ensuing flight to safety. As a result, assets flowed into Treasuries and other more conservative asset classes once again.

As the year progressed, concerns about the pace of economic recovery led Federal Reserve (Fed) Chairman Ben Bernanke to deliver his now-famous Jackson Hole speech, leading to a second round of quantitative easing (QE2) in November. These measures, along with the extension of the Bush-era tax cuts for all income levels, served to reassure the markets and investors. As fears about a double-dip recession and deflation receded, consumer spending increased and the markets rallied at year-end.

Fixed-Income Markets Hold Steady in Risk-Averse Climate

Returns for fixed-income investments remained on solid footing overall for the 12-month period, with the Barclays Capital U.S. Aggregate Index up 6.54% for the year. High-yield corporate bonds, as measured by the Barclays Capital U.S. High Yield Index, have had two strong back-to-back years, buoyed by strong corporate earnings, lower default expectations, and increasing evidence of a sustainable U.S. economic recovery. For the year as a whole, bond yields moved lower, with the 10-year Treasury yield dropping from 3.85% to 3.30%.

Money-market returns continued to reflect near-zero interest rates, in line with the federal funds target rate of 0% to 0.25%. This environment of low interest rates presented an ongoing challenge for income-dependent investors.

In the municipal bond arena, growing reports of state and local government credit issues, along with uncertainty about the renewal of the Build America

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Bonds program (now ended), led to restrained demand and returns for municipal bonds in 2010. The Barclays Capital Municipal Bond Index advanced 2.4% for the 12-month reporting period despite a sharp downward turn in the fourth quarter.

Our Fund Strategies

We believe it’s important for Calvert fixed-income investors to note that while our Funds’ investment objectives are conservative, we employ active management strategies. For example, while we do not try to time the direction or level of interest rates, our Fund managers constantly assess the risk/return tradeoffs in the market. Currently, the portfolios are defensively positioned, with shorter-than-benchmark durations1 and allocations to variable-rate instruments as a hedge against the potential for higher short-term rates.

Looking ahead, we believe the latest data indicate the U.S. economy is well along the path to recovery as a result of strong corporate earnings, vigorous top-line business growth, and increasingly positive consumer sentiment. In our view, the bond market’s biggest challenges may revolve around political and regulatory uncertainties that could affect economic growth. A revised Congressional agenda and the end of quantitative easing in the spring of 2011 also represent unknown territory.

In this environment, our fixed-income management team’s more than 20 years of experience in diverse market cycles, along with their active management strategies, may prove to be vital portfolio tools.

Review Your Portfolio Allocations

While we are optimistic about the prospects for economic recovery in the year ahead, we also believe market volatility is likely to continue. Accordingly, it may be a sound strategy to include a range of fixed-income investments in your portfolio. Meet with your financial advisor to discuss your current allocations to ensure that they are appropriate given your financial goals, investment time horizon, and the current market outlook.

Be sure to visit our website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As noted elsewhere in this report, the Calvert operating companies that provide services to the Funds will change their names effective April 30, 2011. As part of the changes, Calvert Group, Ltd. will be known as Calvert Investments, Inc., and the Funds’ advisor, Calvert Asset Management Company, Inc., will be known as Calvert Investment Management, Inc.

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As always, we appreciate your investing with Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2011

1 Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given change in interest rates.

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Portfolio
Management
Discussion

Thomas A. Dailey
of Calvert Asset Management
Company

Performance

For the 12-month period ended December 31, 2010, Calvert First Government Money Market Fund Class O shares returned 0.01%. Its benchmark index, the Lipper U.S. Government Money Market Funds Average, returned 0.02% for the period.

Investment Climate

During 2010, bond yields moved in three distinct phases. In the first phase, yields on benchmark 10-year Treasury notes held steady at about 3.8% during the first quarter, despite the fact that economic growth decelerated from 5.0% to 3.7%.1 Markets seemed to expect that the Federal Reserve (Fed) would end its super-easy monetary policy later in the year.

Phase two began in the spring, when the U.S. economy stumbled, growing by just 1.7% during the second quarter. A crisis among weaker euro-zone government-debt issuers—Greece, in particular—and financial institutions sparked concern that another global financial market panic could be imminent. Markets calmed after European Union governments and the European Central Bank announced a $146 billion bail-out for Greece and debt-purchase programs designed to support peripheral euro-zone countries. From April through October, the 10-year Treasury yield slid from above 4.0% to about 2.3%.2 Bond returns were strong, especially for investment-grade and high-yield corporate bonds and commercial mortgage-backed securities.

Phase three was triggered in early November, when the Fed announced a $600 billion round of Treasury purchases (also called quantitative easing). In early December, markets were surprised by a sizable round of fiscal stimulus. This monetary and fiscal support quickly created expectations for improved economic growth and a larger federal deficit (financed by Treasury debt) in 2011. In response, bond yields surged during the fourth quarter. Most major sectors of

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the bond market, including Treasuries and investment-grade corporate bonds, posted losses for the fourth quarter.3 Municipal bonds also were affected when a crush of new issues came to market late in the year in an effort to beat the December 31 expiration date for the federal Build America Bonds program.

During 2010, all major taxable bond market sectors posted positive returns, as yields finished mostly lower. The yield on 10-year Treasuries, for example, fell by 55 basis points.4 Three-month Treasury bills yielded 0.12% at the end of the year. Money-market rates remained near zero percent as the Fed kept the target federal funds rate at that level. Despite low rates, money market funds continued to be a popular cash management tool as net assets of both taxable and tax-exempt money market funds was $2.8 trillion5 as of December 2010.

Americans experienced disinflation, a slowdown in the rate of inflation, in 2010, as the core inflation rate fell to 0.8% from 1.8% in 2009.6 Economic growth firmed during the year, reaching a 2.6% annualized pace during the third quarter and holding steady during the fourth quarter.7

Portfolio Strategy

In keeping with the fund’s objectives of principal preservation and liquidity, we primarily invested in a combination of fixed- and variable-rate securities issued or guaranteed by the U.S. Treasury and government-related agencies. The portfolio’s holdings varied in maturity, with the longest positions maturing in one year. Our use of variable-rate demand notes, which generally reset to market rates each week, provides the portfolio with much desired liquidity. Historically, these investments have provided a competitive level of income relative to other money market securities, while helping to preserve principal.

Although money market rates fell to historic lows during the year, our strategy performed well. Our fund, like all money market funds, is subject to stringent Rule 2a-7 guidelines, which were established under the Investment Company Act of 1940 and influence credit quality, maturity, and liquidity standards for money market funds. Calvert applies additional diversification guidelines to further limit risk.

Outlook

Looking ahead, the U.S. economy should recover to its pre-recession size in terms of dollars in early 2011, and grow modestly from there. The GDP growth rate experienced since the recession ended in mid-2009 has been below the rates experienced at comparable points in time after prior deep recessions. This recovery is particularly slow due to excessive indebtedness. Continued debt reduction in the private sector, especially among households, and the drag created by the struggling housing market will tend to slow the pace of growth. In this environ-

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ment, inflation is likely to remain below-average for quite some time. On the positive side, U.S. corporations are emerging from the recession in good shape, as they avoided taking on excessive debt in the latter half of the last decade. In addition, the lower dollar has helped U.S.-based exporters. Credit markets are functioning smoothly and interest rates are up from the extraordinarily low levels of early 2010, though they remain quite low by historical standards.

In 2011, barring another debt crisis, we do not expect to see additional easing by the Fed. Once the current round of Treasury purchases has been completed, we expect the Fed to move to the sidelines. With low inflation, excess slack in the economy, and a high unemployment rate, we do not expect the Fed to hike the federal funds rate. The Fed may start draining excess reserves from the system later in the year if all goes well. Risks to growth remain, however, as economies in developed countries struggle to control and reduce government and household debt levels.

In late 2010, the Fed’s Board of Governors released a statement indicating that economic conditions are likely to warrant exceptionally low levels for the federal funds rate for an extended period. As a result, money market yields will likely remain near historic lows for some period of time. When short-term money market rates eventually do begin to increase, the variable-rate demand notes held in the portfolio should react immediately, helping our investors benefit as quickly as possible from changes in short-term rates.

January 2011

[1]	Bureau of Economic Analysis
[2]	Interest rate data source: Federal Reserve
[3]	Barclays Capital fixed-income indices
[4]	A basis point is 0.01 percentage points.
[5]	IMoneyNet
[6]	Bureau of Labor Statistics. The 2010 figure is the November year-over-year change in the core CPI.
[7]	Based on the consensus estimate from the Wall Street Journal survey of forecasters as of early January.

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     CALVERT FIRST GOVERNMENT MONEY MARKET PORTFOLIO
DECEMBER 31, 2010

Investment Performance
(total return at nav*)
	6 months	12 months
	ended	ended
	12/31/10	12/31/10
Class O	0.005%	0.01%
Class B	0.005%	0.01%
Class C	0.005%	0.01%

Lipper U.S. Government
Money Market Funds
Average	0.01%	0.02%

AVERAGE ANNUAL TOTAL RETURNS
CLASS O
One year	0.01%
Five year	2.26%
Ten year	1.96%
CLASS B	(wIth max. load)
One year	-4.99%
Five year	1.26%
Ten year	1.08%
CLASS C	(wIth max. load)
One year	0.99%
Five year	1.45%
Ten year	1.07%

7-DAY SIMPLE/EFFECTIVE YIELD

Class O	0.01%/ 0.01%
Class B	0.01%/ 0.01%
Class C	0.01%/ 0.01%

Investment allocatIon	% of total Investments
U.S. Government
Agencies and Instrumentalities	20.6%
Variable Rate Demand Notes	68.3%
U.S. Treasury	8.6%
Time Deposit	2.5%

Total	100%

WEIGHTED AVERAGE MATURITY

30 days ended
12/31/10	12/31/09
26 days	50 days

*Total return assumes reinvestment of dividends. The performance data shown represents past performance and does not guarantee future results. Investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Visit www.calvert. com for current performance data.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, (including sales charges on Class B and C redemptions); and (2) ongoing costs, including management fees; distribution (12b-1) fees on Class B and C shares; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Fund charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $2,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges on Class B and C shares. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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			EXPENSES PAID
	BEGINNING	ENDING	DURING PERIOD*
	ACCOUNT VALUE	ACCOUNT VALUE	7/1/10 -
	7/1/10	12/31/10	12/31/10

Class O
Actual	$1,000.00	$1,000.05	$1.46
Hypothetical	$1,000.00	$1,023.75	$1.48
(5% return per
year before expenses)

Class B
Actual	$1,000.00	$1,000.05	$1.49
Hypothetical	$1,000.00	$1,023.72	$1.50
(5% return per
year before expenses)

Class C
Actual	$1,000.00	$1,000.05	$1.48
Hypothetical	$1,000.00	$1,023.72	$1.50
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of .29%, .30% and .29% for Class O, Class B, and Class C, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees of First Variable Rate Fund for Government Income and Shareholders of Calvert First Government Money Market Fund:

We have audited the accompanying statement of net assets of the Calvert First Government Money Market Fund (the Fund), the sole series of First Variable Rate Fund for Government Income, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the finan-cial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirma-tion of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert First Government Money Market Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

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STATEMENT OF NET ASSETS
DECEMBER 31, 2010

	PRINCIPAL
VARIABLE RATE DEMAND NOTES - 67.8%	AMOUNT	VALUE
Chicago Illinois MFH Revenue, 0.40%, 7/1/29,
LOC: Freddie Mac (r)	$4,200,000	$4,200,000
Collier County Florida MFH Finance Authority Revenue,
0.31%, 7/15/34, LOC: Fannie Mae (r)	1,500,000	1,500,000
Colorado State HFA Revenue:
0.33%, 10/15/16, LOC: Fannie Mae (r)	3,790,000	3,790,000
0.33%, 10/15/16, LOC: Fannie Mae (r)	1,900,000	1,900,000
0.40%, 2/1/31, LOC: Fannie Mae (r)	3,215,000	3,215,000
Kansas State Development Finance Authority MFH Revenue,
0.35%, 7/1/30, LOC: Freddie Mac (r)	5,100,000	5,100,000
Marietta Georgia Housing Authority MFH Revenue,
0.27%, 7/1/24, LOC: Freddie Mac (r)	3,000,000	3,000,000
Mississippi State Home Corp. MFH Revenue,
0.43%, 8/15/40, CF: Fannie Mae (r)	3,860,000	3,860,000
Montgomery County Maryland Housing Opportunities
Commission Revenue, 0.29%, 8/1/15,
LOC: Fannie Mae (r)	2,770,000	2,770,000
Nevada State Housing Division Revenue,
0.32%, 4/15/39 LOC: Fannie Mae (r)	6,625,000	6,625,000
New York City Housing Development Corp. MFH
Mortgage Revenue, 0.32%, 5/15/39, CF: Fannie Mae (r)	3,500,000	3,500,000
New York City Housing Development Corp. MFH Revenue:
0.30%, 6/15/34, LOC: Fannie Mae (r)	2,850,000	2,850,000
0.30%, 12/1/35, LOC: Freddie Mac (r)	2,905,000	2,905,000
0.28%, 11/15/37, LOC: Fannie Mae (r)	4,235,000	4,235,000
New York State Housing Finance Agency Revenue:
0.28%, 11/15/29, LOC: Fannie Mae (r)	3,300,000	3,300,000
0.28%, 5/15/33, LOC: Fannie Mae (r)	4,100,000	4,100,000
0.33%, 5/15/33, LOC: Fannie Mae (r)	4,100,000	4,100,000
0.30%, 5/15/35, LOC: Fannie Mae (r)	3,000,000	3,000,000
0.33%, 5/15/36, LOC: Fannie Mae (r)	5,000,000	5,000,000
0.30%, 5/15/37, LOC: Fannie Mae (r)	4,900,000	4,900,000
0.30%, 11/15/38, LOC: Fannie Mae (r)	3,975,000	3,975,000
St. Louis Park Minnesota MFH Revenue, 0.33%, 8/1/34,
LOC: Freddie Mac (r)	5,492,000	5,492,000
Tucson Arizona IDA Revenue, 0.33%, 1/15/32,
LOC: Fannie Mae (r)	3,590,000	3,590,000

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	PRINCIPAL
VARIABLE RATE DEMAND NOTES - CONT’D	AMOUNT	VALUE
Utah State Housing Corp. Single Family Revenue,
0.34%, 7/1/36, LOC: Fannie Mae & Freddie Mac (r)	$400,000	$400,000

Total Variable Rate Demand Notes (Cost $87,307,000)		87,307,000

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 20.4%
Fannie Mae Discount Notes:
1/3/11	1,000,000	999,978
5/4/11	2,000,000	1,998,087
Federal Home Loan Bank:
0.35%, 4/1/11	1,000,000	999,862
0.70%, 4/18/11	1,000,000	1,000,413
0.80%, 5/6/11	2,000,000	2,001,657
0.50%, 12/23/11	2,000,000	2,000,000
Freddie Mac, 0.372%, 3/9/11 (r)	1,750,000	1,750,447
Overseas Private Investment Corp. VRDN:
0.32%, 11/15/13, GA: U.S. Government (r)	5,581,396	5,581,396
0.32%, 5/15/21, GA: U.S. Government (r)	8,910,000	8,910,000
U.S. Department of Housing and Urban Development,
0.56%, 8/1/11, GA: U.S. Government	1,000,000	1,000,000

Total U.S. Government Agencies and
Instrumentalities (Cost $26,241,840)		26,241,840

U.S. TREASURY - 8.6%
United States Treasury Bills:
3/3/11	2,000,000	1,999,492
3/24/11	2,000,000	1,999,396
3/31/11	3,000,000	2,999,184
United States Treasury Notes:
0.875%, 3/31/11	2,000,000	2,002,064
0.875%, 5/30/11	2,000,000	2,005,298

Total U.S. Treasury (Cost $11,005,434)		11,005,434

TIME DEPOSIT - 2.5%
State Street Corp. Time Deposit, 0.01%, 1/3/11	3,200,000	3,200,000

Total Time Deposit (Cost $3,200,000)		3,200,000

TOTAL INVESTMENTS (Cost $127,754,274) - 99.3%		127,754,274
Other assets and liabilities, net - 0.7%		931,465
Net Assets - 100%		$128,685,739

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class O: 124,678,216 shares outstanding	$124,688,885
Class B: 1,376,878 shares outstanding	1,377,046
Class C: 2,611,155 shares outstanding	2,611,393
Undistributed net investment income	8,415

NET ASSETS	$128,685,739

NET ASSET VALUE PER SHARE
Class O (based on net assets of $124,697,397)	$1.00
Class B (based on net assets of $1,377,111)	$1.00
Class C (based on net assets of $2,611,231)	$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Explanation of Guarantees:
CF: Credit Facility
GA: Guaranty Agreement
LOC: Letter of Credit

Abbreviations:
HFA: Housing Finance Authority
IDA: Industrial Development Authority
MFH: Multi-Family Housing
VRDN: Variable Rate Demand Notes

See notes to financial statements.

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     STATEMENT OF OPERATIONS YEAR ENDED ENDED DECEMBER 31, 2010

NET INVESTMENT INCOME
Investment Income:
Interest income	$432,204

Expenses:
Investment advisory fee	334,619
Transfer agency fees and expenses	191,134
Distribution Plan expenses:
Class B	20,475
Class C	26,741
Trustees’ fees and expenses	5,017
Accounting fees	19,025
Administrative fees:
Class O	322,815
Class B	5,119
Class C	6,685
Custodian fees	28,283
Registration fees	44,471
Reports to shareholders	32,353
Professional fees	24,489
Miscellaneous	24,221
Total expenses	1,085,447
Reimbursement from Advisor:
Class O	(558,821)
Class B	(44,902)
Class C	(53,664)
Fees paid indirectly	(5,935)
Net expenses	422,125

NET INVESTMENT INCOME	10,079

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	—

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$10,079

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2010	2009
Operations:
Net investment income	$10,079	$249,568
Net realized gain (loss)	—	13,395

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,079	262,963

Distributions to shareholders from:
Net investment income:
Class O shares	(11,742)	(276,242)
Class B shares	(181)	(1,386)
Class C shares	(226)	(608)
Total distributions	(12,149)	(278,236)

Capital share transactions:
Shares sold:
Class O shares	105,795,387	191,252,185
Class B shares	676,564	1,441,691
Class C shares	1,892,364	2,366,138
Reinvestment of distributions:
Class O shares	11,285	266,432
Class B shares	148	342
Class C shares	213	421
Shares redeemed:
Class O shares	(119,141,423)	(259,439,083)
Class B shares	(2,022,200)	(2,618,959)
Class C shares	(2,726,436)	(3,953,035)
Total capital share transactions	(15,514,098)	(70,683,868)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,516,168)	(70,699,141)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
NET ASSETS	2010	2009
Beginning of year	$144,201,907	$214,901,048
End of year (including undistributed
net investment income of $8,415
and $11,565, respectively)	$128,685,739	$144,201,907

CAPITAL SHARE ACTIVITY
Shares sold:
Class O shares	105,795,387	191,252,184
Class B shares	676,564	1,441,691
Class C shares	1,892,364	2,366,137
Reinvestment of distributions:
Class O shares	11,285	266,432
Class B shares	148	342
Class C shares	213	421
Shares redeemed:
Class O shares	(119,141,423)	(259,439,084)
Class B shares	(2,022,200)	(2,618,959)
Class C shares	(2,726,436)	(3,953,035)
Total capital share activity	(15,514,098)	(70,683,871)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert First Government Money Market Fund (the “Fund”), the only series of First Variable Rate Fund for Government Income, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers three classes of shares of beneficial interest. Class O shares are sold to the public, with no front-end sales charge at the time of purchase and no back-end load when they are redeemed. Class B shares may be purchased only by exchange from Class B shares of other Calvert Group Funds. Class B shares are sold without a front-end sales charge at the time of purchase, but may be subject to a deferred sales charge upon redemption of the Fund in which the Class B shares were originally purchased. Class C shares may be purchased only by exchange from Class C shares of another Calvert Group Fund. Class C shares are sold without a front-end sales charge at the time of purchase. They may be subject to a deferred sales charge if they are redeemed within one year after purchase of the Class C shares in the original Fund. Class B and C shares have higher expenses than Class O shares, including Distribution Plan expenses. Class O shares are not subject to a Distribution Plan.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not

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obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. For additional information on the Fund’s policy regarding valuation of investments, please refer to the Fund’s most recent prospectus.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
U.S. Government Obligations	—	$37,247,274	—	$37,247,274
Variable Rate Demand Notes	—	87,307,000	—	87,307,000
Other Debt Obligations	—	3,200,000	—	3,200,000
TOTAL	—	$127,754,274	—	$127,754,274

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identi-fied cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

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Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians’ fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the banks. These credits are used to reduce the Fund’s expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .25% on the first $500 million, .225% on the next $400 million, .20% on the next

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$400 million, .175% on the next $700 million and .15% on the excess of $2 billion. Under the terms of the agreement, $27,417 was payable at year end. In addition $33,216 was receivable at year end from the Advisor for reimbursement of operating expenses.

The Advisor has agreed to limit net annual Fund operating expenses through April 30, 2011. The contractual expense cap is 2.00% for Class B and Class C. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor voluntarily reimbursed expenses of $558,821, $34,455, and $45,014, to maintain a positive yield during the year ended December 31, 2010 for Class O, B, and C shares, respectively.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O, Class B and Class C pay an annual rate of .25%, based on their average daily net assets. Under the terms of the agreement, $27,417 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class B and C shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed 1.00% annually of average daily net assets of Class B and Class C. Under the terms of the agreement, $3,396 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $100,888 for the year ended December 31, 2010. Under terms of the agreement, $8,178 was payable at year end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 ($32,000 prior to April 1, 2010) plus up to $2,000 ($1,500 prior to April 1, 2010) for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Trustee fees are allocated to each of the funds served.

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NOTE C — INVESTMENT ACTIVITY

The Fund may sell or purchase securities from other Funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2010, purchases and sales transactions were $129,130,000 and $84,700,000, respectively.

The tax character of dividends and distributions for the years ended December 31, 2010 and December 31, 2009 was as follows:

Distributions paid from:	2010	2009
Ordinary income	$12,149	$278,236
Total	$12,149	$278,236

As of December 31, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Undistributed ordinary income	$ 8,415
Federal income tax cost of investments	$ 127,754,274

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications are due to tax-exempt income.

Undistributed net investment income	($1,080)
Paid-in capital	1,080

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NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to the line of credit at December 31, 2010. For the year ended December 31, 2010, borrowing information by the Fund under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$4,028	1.50%	$562,729	March 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTE F — OTHER

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Also, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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FINANCIAL HIGHLIGHTS

		Years Ended
	December 31,	December 31,	December 31,
class o shares	2010	2009	2008
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	**	.001	.024
Distributions from:
Net investment income	**	(.001)	(.024)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	.13%	2.42%
Ratios to average net assets: A
Net investment income	.01%	.13%	2.39%
Total expenses	.75%	.73%	.72%
Expenses before offsets	.32%	.61%	.72%
Net expenses	.32%	.61%	.71%
Net assets, ending (in thousands)	$124,697	$138,034	$205,970

		Years Ended
		December 31,	December 31,
class o shares		2007	2006
Net asset value, beginning		$1.00	$1.00
Income from investment operations:
Net investment income		.044	.042
Distributions from:
Net investment income		(.044)	(.042)
Net asset value, ending		$1.00	$1.00

Total return*		4.50%	4.33%
Ratios to average net assets: A
Net investment income		4.39%	4.24%
Total expenses		.74%	73%
Expenses before offsets		.74%	.73%
Net expenses		.71%	.71%
Net assets, ending (in thousands)		$173,834	$172,003

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		Years Ended
	December 31,	December 31,	December 31,
class B shares	2010	2009	2008
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operation:
Net investment income	**	**	.011
Distributions from:
Net investment income	**	**	(.011)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	.01%	1.13%
Ratios to average net assets: A
Net investment income	.01%	.03%	1.08%
Total expenses	2.51%	2.24%	2.25%
Expenses before offsets	.32%	.71%	2.01%
Net expenses	.32%	.71%	1.99%
Net assets, ending (in thousands)	$1,377	$2,723	$3,899

		Years Ended
Class B Shares		December 31, 2007	December 31, 2006
Net asset value, beginning		$1.00	$1.00
Income from investment operations:
Net investment income		.031	.029
Distributions from:
Net investment income		(.031)	(.029)
Net asset value, ending		$1.00	$1.00

Total return*		3.17%	2.99%
Ratios to average net assets: A
Net investment income		3.08%	2.95%
Total expenses		2.47%	2.51%
Expenses before offsets		2.02%	2.02%
Net expenses		2.00%	2.00%
Net assets, ending (in thousands)		$2,043	$1,782

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		Years Ended
class c shares	December 31, 2010	December 31, 2009	December 31, 2008
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	**	**	.011
Distributions from:
Net investment income	**	**	(.011)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	.01%	1.10%
Ratios to average net assets: A
Net investment income	.01%	.01%	1.04%
Total expenses	2.33%	2.14%	2.21%
Expenses before offsets	.32%	.74%	2.01%
Net expenses	.32%	.74%	1.99%
Net assets, ending (in thousands)	$2,611	$3,445	$5,031

		Years Ended
		December 31,	December 31,
class c shares		2007	2006
Net asset value, beginning		$1.00	$1.00
Income from investment operations:
Net investment income		.031	.029
Distributions from:
Net investment income		(.031)	(.029)
Net asset value, ending		$1.00	$1.00

Total return*		3.17%	2.98%
Ratios to average net assets: A
Net investment income		3.08%	2.92%
Total expenses		2.58%	2.83%
Expenses before offsets		2.02%	2.02%
Net expenses		2.00%	2.00%
Net assets, ending (in thousands)		$1,941	$1,022

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*	Total return is not annualized for periods less than one year.
**	Net investment income and distributions were less than $.001 per share.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry clas-sification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

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STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities

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held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washing-ton, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 8, 2010, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included,

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among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took

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into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund’s performance was above the median of its peer group for the three- and five-year periods ended June 30, 2010 and at the median of its peer group for the one-year period ended June 30, 2010. The data also indicated that the Fund outperformed its Lipper index for the three- and five-year periods ended June 30, 2010 and underper-formed its Lipper index for the one-year period ended June 30, 2010. Based upon its review, the Board concluded that the Fund’s performance was satisfactory.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account contractual expense reimbursements) was below the median of its peer group and that total expenses (net of contractual expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class B and Class C shares and its decision to voluntarily reimburse a portion of the expenses for the Fund’s Class O, Class B and Class C shares. The Board also took into account management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the high quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also considered that the Advisor derived benefits to its reputation and

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other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor reimbursed expenses of the Fund’s Class O, Class B and C shares. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and potential growth on its performance and fees. The Board noted that the Fund’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels as the Fund’s assets increased. The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

www.calvert.com CALVERT FIRST GOVERNMENT MONEY MARKET FUND ANNUAL REPORT (UNAUDITED) 35

TRUSTEE AND OFFICER INFORMATION TABLE

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 62	Trustee	1976 (CTFR - 1980)	President and CEO of Adagio Health Inc in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	27	None
DOUGLAS E. FELDMAN, M.D. AGE: 62	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	11	None
JOHN G. GUFFEY, JR. AGE: 62	Trustee	1976 (CTFR - 1980)	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	27	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC

www.calvert.com CALVERT FIRST GOVERNMENT MONEY MARKET FUND ANNUAL REPORT (UNAUDITED) 36

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

M. CHARITO KRUVANT

AGE: 65	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting

Anthony A. Williams AGE:  59

	Trustee	2010	Executive Director of Global Government Practice at the Corporate Executive Board (since Jan. 2010); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (since 2009); Chief Executive Officer of Primum Public Realty Trust (2007-2008); Mayor of Washington D.C. (1999-2007).	12	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute

INTERESTED TRUSTEES

BARBARA J. KRUMSIEK AGE: 58

	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
D. Wayne Silby, Esq.

AGE: 62

	Trustee & Chair	1976 (CTFR - 1980)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	27	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Giving Assets, Inc. • Studio School Fund • Syntao.com China • The ICE Organization

www.calvert.com CALVERT FIRST GOVERNMENT MONEY MARKET FUND ANNUAL REPORT (UNAUDITED) 37

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

OFFICERS

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS A. DAILEY AGE: 46	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 45	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.

www.calvert.com CALVERT FIRST GOVERNMENT MONEY MARKET FUND ANNUAL REPORT (UNAUDITED) 38

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc. and Chief Investment Officer – Fixed Income.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1979 (CTFR - 1980)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999	Vice President of Calvert Administrative Services Company.

www.calvert.com CALVERT FIRST GOVERNMENT MONEY MARKET FUND ANNUAL REPORT (UNAUDITED) 39

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT FIRST GOVERNMENT MONEY MARKET FUND ANNUAL REPORT (UNAUDITED) 40

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To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000
North Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000
North Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
FIRST	FAMILY OF FUNDS	Enhanced Equity Portfolio
GOVERNMENT		Equity Portfolio
MONEY	Tax-Exempt Money	Large Cap Growth Fund
MARKET FUND	Market Funds	Large Cap Value Fund
	CTFR Money Market Portfolio	Social Index Fund
Capital Accumulation Fund
	Taxable Money Market	International Equity Fund
	Funds	Small Cap Fund
	First Government Money	Global Alternative Energy
	Market Fund	Fund
	Money Market Portfolio	Global Water Fund
International Opportunities
	Municipal Funds	Fund
Tax-Free Bond Fund
Balanced and Asset
	Taxable Bond Funds	Allocation Funds
	Bond Portfolio	Balanced Portfolio
	Income Fund	Conservative Allocation Fund
	Short Duration Income Fund	Moderate Allocation Fund
	Long-Term Income Fund	Aggressive Allocation Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an “independent” Trustee/Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 12/31/10		Fiscal Year ended 12/31/09
	$	%*	$	% *

(a) Audit Fees	$16,885	0%	$15,675	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$2,998	0%	$2,843	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$19,883	0%	$18,518	0%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)   Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f)  Not applicable.

(g)  Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/10		Fiscal Year ended 12/31/09
$	%*	$	%*
$11,000	0%	$4,000	0%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h)  The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	A copy of the Registrant’s Code of Ethics.
		Attached hereto.

(a)	(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

                  Attached hereto.

(a)     (3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME

By: /s/ Barbara J. Krumsiek
          Barbara J. Krumsiek
          President -- Principal Executive Officer

Date: March 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
    Barbara J. Krumsiek
    President -- Principal Executive Officer

Date: March 1, 2011

/s/ Ronald M. Wolfsheimer
    Ronald M. Wolfsheimer
    Treasurer -- Principal Financial Officer

Date: March 1, 2011